SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 16, 2003


                           THE INTERGROUP CORPORATION
                ----------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                  Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-10324                                      13-3293645
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


 820 Moraga Drive, Los Angeles, CA                           90049
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code


                               (310) 889-2500
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 5.  Other Events.

On May 16, 2003, the Chairman of The InterGroup Corporation (the "Company") settled his related party promissory note to the Company in the principal amount of $1,437,500. The Chairman made a cash payment to the Company in the amount of $722,683.50, which was equal to one half of the principal and accrued interest due on the note. The balance of the obligation was satisfied through the forgiveness of debt. The transaction was approved by the disinterested members of the Company's Board of Directors and by its Audit Committee. The amounts due on the note had been reflected as a reduction in shareholders' equity on the Company's balance sheet.



                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: May 28, 2003                     By   /s/ John V. Winfield
                                             -----------------------------
                                             John V. Winfield
                                             President





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